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                                                                    EXHIBIT 10.9

                            The New D&B Corporation
                             One Diamond Hill Road
                         Murray Hill, New Jersey 07974

                               September   , 2000

Stephen J. Boatti, Esq.
Nielsen Media Research, Inc.
299 Park Avenue
New York, NY 10171

Earl Doppelt, Esq.
ACNielsen Corporation
177 Broad Street
Stamford, CT 06901

Dear Sirs:

     Reference is made to the Distribution Agreement (the "1996 Distribution Agreement"), dated as of October 28, 1996, among The Dun & Bradstreet Corporation, now known as R.H. Donnelley Corporation ("Historical D&B"), Cognizant Corporation, now known as Nielsen Media Research, Inc. ("Cognizant"), and ACNielsen Corporation ("ACNielsen"). The Dun & Bradstreet Corporation ("D&B") has announced its intention to separate into two separate companies through a distribution (the "2000 Distribution") to its stockholders of all of the shares of common stock of its subsidiary, The New D&B Corporation ("New D&B"). Intending to be legally bound hereby, from and after the effective time of the 2000 Distribution, New D&B undertakes to each of Cognizant and ACNielsen to be jointly and severally liable with D&B and Historical D&B for all D&B Liabilities under the 1996 Distribution Agreement.

                                   Very truly yours,

                                   THE NEW D&B CORPORATION


                                   By: _________________________________
                                     Name:
                                     Title: